May 23, 2000

DREYFUS PREMIER MARKET NEUTRAL FUND

SUPPLEMENT TO PROSPECTUS

DATED FEBRUARY 1, 2000

     At a meeting of the Board of Directors on May 22, 2000, the Board approved the liquidation of the Fund. Accordingly, effective as of May 23, 2000, the Fund will be closed to new investment accounts. Current investors can continue to purchase fund shares in open accounts.

335s0500